UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Giga-tronics Incorporated

(Exact name of Registrant as Specified in Its Charter)

California	001-14605	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 E. Indian School Rd, Suite 540
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 457 6667

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2023, Giga-Tronics Incorporated (the “Company”) entered into a Termination and Release Agreement (“Agreement”) with John Regazzi, in which Mr. Regazzi resigned as a full-time employee and officer of the Company and its subsidiaries, effective immediately. Mr. Regazzi remains a director of the Company. Pursuant to the Agreement, the Company has paid or agreed to pay Mr. Regazzi (i) $17,500 in unpaid expenses, (ii) $82,266 in unpaid deferred salary, (iii) $100,000 in an unpaid bonus related to the acquisition of Gresham Worldwide, Inc. payable in essentially equal installments over an 18-month commencing in January 2024, (iv) $325,000 in retirement compensation payable over an 18-month period commencing in January 2024, and (v) COBRA reimbursement until such time as the Employee can transition to Medicare. Mr. Regazzi is remaining as a part-time employee though June 30, 2025 at a rate of $125 per hour and will be paid the $36,000 he is owed for paid time-off over the next 12 months.

The foregoing description of the terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibits

Exhibit No.	Description of Exhibit	Form	Date	Number	Filed
10.1	Form of Termination and Release Agreement				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED

Date:	February 6, 2023	By:	/s/ JONATHAN READ
Name: Jonathan Read Title: Chief Executive Officer